September 20, 1999

                    BRUNDAGE, STORY AND ROSE INVESTMENT TRUST

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 31, 1999

In order to change the limitation on portfolio investment by the Short/Intermediate Term Fixed-Income Fund in debt securities rated Baa or BBB, the fourth full paragraph of the section "Investment Risks" on page 11 of the Prospectus is replaced in its entirety with the following:

"While securities in these categories are generally accepted as being of investment grade, securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. The Fund will not invest more than 15% of its net assets in securities rated Baa or BBB."

Ms. Antoinette Geyelin Hoar and Mr. Charles G. Watson have resigned from the Board of Trustees. The Board of Trustees is now comprised as follows:

                             Malcolm D. Clarke, Jr.
                             Francis S. Branin, Jr.
                              Cheryl L. Grandfield
                                Jerome B. Lieber
                               William M.R. Mapel
                                 James G. Pepper
                                 Crosby R. Smith